UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2010

Healthcare Trust of America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-998-3478

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2010, we entered into amended and restated indemnification agreements with each of our independent directors, W. Bradley Blair, II, Maurice J. DeWald, Warren D. Fix, Larry L. Mathis, Gary T. Wescombe, and our non-independent director, Chairman of the Board, Chief Executive Officer and President, Scott D. Peters. On December 20, 2010, we entered into new indemnification agreements with two of our officers, Kellie S. Pruitt and Mark D. Engstrom. Pursuant to the terms of these indemnification agreements, we will indemnify and advance expenses and costs incurred by our directors and officers in connection with any claims, suits or proceedings brought against such directors and officers as a result of his or her service, subject to the terms and conditions set forth in such indemnification agreements and in our charter.

The above description of the indemnification agreements contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Form of Amended and Restated Indemnification Agreement and Form of Indemnification Agreement, each of which is attached hereto as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 20, 2010, we reconvened our annual meeting of stockholders for the purpose of considering and voting upon six proposals properly brought before the meeting to amend certain provisions of our charter to:

(1)	provide for the reclassification and conversion of our common stock in the event our shares are listed on a national securities exchange to implement a phased-in liquidity program (Proposal 1.A);

(2)	provide that certain provisions of our charter will not remain in effect in the event our shares are listed on a national securities exchange (Proposal 1.B);

(3)	reflect that we are self-managed and no longer externally advised or sponsored (Proposal 1.C);

(4)	require compliance with the Securities and Exchange Commission’s tender offer regulations under the Securities Exchange Act of 1934, as amended, for any tender offer made for our shares regardless of the size of the tender offer (Proposal 1.D);

(5)	address changes requested by state securities administrators in connection with the registration of our follow-on offering (Proposal 1.E); and

(6)	effectuate certain ministerial revisions and clarifications (Proposal 1.F).

All six proposals to amend certain provisions of our charter were approved. The number of votes cast for, the votes cast against and votes abstaining were as follows:

Proposal	Votes For	Votes Against	Abstentions
Proposal 1.A (Reclassification and Conversion of Common Stock)	94,370,731	2,175,824	9,495,394
Proposal 1.B (Certain Provisions of Charter Will Not Remain In Effect)	93,665,319	2,428,742	9,957,888
Proposal 1.C (Self-Management)	94,571,146	1,915,128	9,555,675
Proposal 1.D (Compliance with SEC Tender Offer Regulations)	95,126,621	1,555,455	9,359,872
Proposal 1.E (State Securities Administrator Changes)	95,240,941	1,392,246	9,408,761
Proposal 1.F (Ministerial Revisions and Clarifications)	94,639,964	1,377,969	10,024,015

The Fourth Articles of Amendment and Restatement (the “Amended Charter”), which incorporates the approved amendments, was filed with the Maryland State Department of Assessments and Taxations and became effective on December 20, 2010. The Amended Charter is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1 Fourth Articles of Amendment and Restatement.

10.1	Form of Amended and Restated Indemnification Agreement executed by Scott D. Peters, W. Bradley Blair, II, Maurice J. DeWald, Warren D. Fix, Larry L. Mathis and Gary T. Wescombe.

10.2	Form of Indemnification Agreement executed by Kellie S. Pruitt and Mark D. Engstrom.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

December 22, 2010	By:	Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer & President

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Fourth Articles of Amendment and Restatement.
10.1	Form of Amended and Restated Indemnification Agreement executed by Scott D. Peters, W. Bradley Blair, II, Maurice J. DeWald, Warren D. Fix, Larry L. Mathis and Gary T. Wescombe
10.2	Form of Indemnification Agreement executed by Kellie S. Pruitt and Mark D. Engstrom